SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


Date of Report: May 1, 1998
---------------------------
(Date of earliest event reported)


                      GS Mortgage Securities Corporation II
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             (Exact name of registrant as specified in its charter)

        Delaware                033-99774-02             22-3442024
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     (State or Other            (Commission            (I.R.S. Employer
     Jurisdiction of            File Number)         Identification No.)
     Incorporation)





        85 Broad Street, New York, N.Y.                     10004
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    (Address of principal executive offices)              (Zip Code)



       Registrant's telephone number, including area code: (212) 902-1000

Item 5.   Other Events.

     Attached as exhibits to this Current Report are (i) the consent of Landauer Associates, Inc. ("Landauer") furnished to the Registrant by Landauer in respect of the Registrant's proposed offering of Commercial Mortgage Pass-Through Certificates, Series 1998-GL-II (the "Certificates"); (ii) the consents of Hospitality Valuation Services International ("Hospitality Valuation") furnished to the Registrant by Hospitality Valuation in respect of the Registrant's proposed offering of the Certificates; (iii) the consent of Koeppel Tener Real Estate Services ("Koeppel Tener") furnished to the Registrant by Koeppel Tener in respect of the Registrant's proposed offering of the Certificates; (iv) the consent of Cushman & Wakefield, Inc. ("Cushman & Wakefield") furnished to the Registrant by Cushman & Wakefield in respect of the Registrant's proposed offering of the Certificates; and (vii) certain property appraisals (the "Property Appraisals") furnished to the Registrant by Landauer, Hospitality Valuation, Koeppel Tener, and Cushman & Wakefield (the "Appraisers") in respect of the Registrant's proposed offering of the Certificates.

     The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The offer and sale contemplated by the Prospectus of the Certificates will be registered pursuant to the Act under the Registrant's
Registration Statement on Form S-3 (No. 033-99774-02) (the "Registration Statement"). The Registrant hereby incorporates the Appraisers' consent and the Property Appraisals by reference in the Prospectus and the Registration Statement.



Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

  Item 601(a) of
    Regulation
  S-K Exhibit No.         Description
  ---------------         -----------

       23.1               Consent of Landauer Associates, Inc., dated
                               April 30, 1998

       23.2               Consent of Hospitality Valuation Services
                               International, dated March 26, 1998

       23.3               Consent of Hospitality Valuation Services
                               International, dated April 3, 1998

       23.4               Consent of Koeppel Tener Real Estate Services, dated
                               March 26, 1998

       23.5               Consent of Cushman & Wakefield, Inc. dated March 26,
                               1998

       99.1               Appraisal for 1355 Railroad Avenue, Albertville

       99.2               Appraisal for 533 Laney-Walker Boulevard, Augusta

       99.3               Appraisal for 700 W. 25th Street, Birmingham

       99.4               Appraisal for 700 West 9th Street, Charlotte

       99.5               Appraisal for 2800 Chelsea Avenue, Memphis

       99.6               Appraisal for 2339 Shop Road, Columbia

       99.7               Appraisal for 1634 North Midland Boulevard, Fort Smith

       99.8               Appraisal for 215 E. Air Depot Road, Gadsden

       99.9               Appraisal for 6150 Xavier Drive, Atlanta

       99.10              Appraisal for 3320 South Arlington Avenue,
                              Indianapolis

       99.11              Appraisal for 3300 Lakewood Avenue, Atlanta

       99.12              Appraisal for 2174 C RD2 Orchard Lane, Leesport

       99.13              Appraisal for North Side of Hwy. 20, West of U.S. 65,
                             Marshall

       99.14              Appraisal for 1100 East Parkway South, Memphis

       99.15              Appraisal for 200 Airport Drive, Montezuma

       99.16              Appraisal for 4550 Newcomb Avenue, Montgomery

       99.17              Appraisal for 2641 Stephenson Drive, Murfreesboro

       99.18              Appraisal for 3801-3803 E. Princess Anne Road, Norfolk

       99.19              Appraisal for 1000 Exchange Street, Charlotte

       99.20              Appraisal for URS Oklahoma City Facility #1, Oklahoma
                               City

       99.21              Appraisal for 2524 Exchange Avenue, Oklahoma City

       99.22              Appraisal for 165 Read Street, Portland

       99.23              Appraisal for 264 Farrell Road, Syracuse

       99.24              Appraisal for 200 Sara Lee Road, Tarboro

       99.25              Appraisal for Highway 21 East, Tomah

       99.26              Appraisal for 660 Fifth Street, Turlock

       99.27              Appraisal for 1651 South Airport Drive, West Memphis

       99.28              Appraisal for 1740 Westgate Parkway, Atlanta

       99.29              Appraisal for 2707 North Mead Street, Wichita

       99.30              Portfolio of Ninety Limited Service Hotels

       99.31              Portfolio of Ninety-Three Limited Service Hotels

       99.32              Appraisal for Green Acres Mall and The Plaza at Green
                               Acres, Valley Stream

       99.33              Appraisal for 6875 State Street, Bettendorf

       99.34              Appraisal for 100 Widett Circle, Boston

       99.35              Appraisal for 280 West Highway 30, Burley

       99.36              Appraisal for 301 South Walnut, Burlington

       99.37              Appraisal for 755 East 1700 South Street, Clearfield

       99.38              Appraisal for 720 West Juniper Street, Connell

       99.39              Appraisal for 4475 East 50th Avenue, Denver

       99.40              Appraisal for 159 East Main Street, Gloucester

       99.41              Appraisal for 250 Mill Road, Fogelsville

       99.42              Appraisal for 3543 Maple Drive, Fort Dodge

       99.43              Appraisal for Westland Road, Hermiston

       99.44              Appraisal for 2233 (2251) Jesse Street, Los Angeles

       99.45              Appraisal for 4916 South Lois Avenue, Tampa

       99.46              Appraisal for 9501 SE McLoughlin Boulevard, Milwaukie

       99.47              Appraisal for 3245 Road "N", Moses Lake

       99.48              Appraisal for 231 Second Road North, Nampa

       99.49              Appraisal for 211 South Alexander Street, Plant City

       99.50              Appraisal for 110th Street & Highway 54, Plover

       99.51              Appraisal for Railroad Avenue, Gloucester

       99.52              Appraisal for 1010 Americold Drive, Rochelle

       99.53              Appraisal for 69 Rogers Street, Gloucester

       99.54              Appraisal for Rowe Square, Gloucester

       99.55              Appraisal for 4095 Portland Road, N.E., Salem

       99.56              Appraisal for 1845 Westgate Parkway, Atlanta

       99.57              Appraisal for 525 South Kilroy Road, Turlock

       99.58              Appraisal for 4-14th Avenue South, Walla Walla

       99.59              Appraisal for Dodd Road, Wallula

       99.60              Appraisal for 750 West Riverside Drive, Watsonville

       99.61              Appraisal for 1440 Silverton Road, Woodburn

       99.62              Appraisal for Pier 39, San Francisco

       99.63              Appraisal for One Commerce Square, Philadelphia

       99.64              Economic Study and Appraisal of Marriott's Desert
                              Springs Resort & Spa, Palm Desert

       99.65              Appraisal for The Showcase, Las Vegas

       99.66              Appraisal for 1919 South Eads Street Office Building,
                           Crystal City

       99.67              Appraisal for Arlington Plaza, Arlington

       99.68              Appraisal for Crystal Gateway North Office Building,
                           Crystal City

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.




                               GS MORTGAGE SECURITIES CORPORATION II


                                    By: /s/ Marvin Kabatznick
                                        ---------------------
                                        Name:  Marvin Kabatznick
                                        Title: Chief Executive Officer





Date:  May 1, 1998

                                 Exhibit Index
                                 -------------



Item 601(a) of
Regulation S-K                                                   Paper (P) or
Exhibit No.        Description                                   Electronic (E)
-----------        -----------                                   --------------


     23.1          Consent of Landauer Associates, Inc.,               E
                     dated April 30, 1998

     23.2          Consent of Hospitality Valuation Services           E
                     International, dated March 26, 1998

     23.3          Consent of Hospitality Valuation Services           E
                     International, dated April 3, 1998

     23.4          Consent of Koeppel Tener Real Estate                E
                     Services, dated March 26, 1998

     23.5          Consent of Cushman & Wakefield, Inc., dated         E
                     March 26, 1998

     99.1          Appraisal for 1355 Railroad Avenue,                 P
                     Albertville

     99.2          Appraisal for 533 Laney-Walker Boulevard,           P
                     Augusta

     99.3          Appraisal for 700 W. 25th Street, Birmingham        P

     99.4          Appraisal for 700 West 9th Street, Charlotte        P

     99.5          Appraisal for 2800 Chelsea Avenue, Memphis          P

     99.6          Appraisal for 2339 Shop Road, Columbia              P

     99.7          Appraisal for 1634 North Midland Boulevard,         P
                     Fort Smith

     99.8          Appraisal for 215 E. Air Depot Road, Gadsden        P

     99.9          Appraisal for 6150 Xavier Drive, Atlanta            P

     99.10         Appraisal for 3320 South Arlington Avenue,          P
                     Indianapolis

     99.11         Appraisal for 3300 Lakewood Avenue, Atlanta         P

     99.12         Appraisal for 2174 C RD2 Orchard Lane,              P
                     Leesport

     99.13         Appraisal for North Side of Hwy. 20, West of        P
                     U.S. 65, Marshall

     99.14         Appraisal for 1100 East Parkway South,              P
                     Memphis

     99.15         Appraisal for 200 Airport Drive, Montezuma          P

     99.16         Appraisal for 4550 Newcomb Avenue, Montgomery       P

     99.17         Appraisal for 2641 Stephenson Drive,                P
                     Murfreesboro

     99.18         Appraisal for 3801-3803 E. Princess Anne            P
                     Road, Norfolk

     99.19         Appraisal for 1000 Exchange Street, Charlotte       P

     99.20         Appraisal for URS Oklahoma City Facility #1,        P
                     Oklahoma City

     99.21         Appraisal for 2524 Exchange Avenue, Oklahoma        P
                     City

     99.22         Appraisal for 165 Read Street, Portland             P

     99.23         Appraisal for 264 Farrell Road, Syracuse            P

     99.24         Appraisal for 200 Sara Lee Road, Tarboro            P

     99.25         Appraisal for Highway 21 East, Tomah                P

     99.26         Appraisal for 660 Fifth Street, Turlock             P

     99.27         Appraisal for 1651 South Airport Drive,             P
                     West Memphis

     99.28         Appraisal for 1740 Westgate Parkway, Atlanta        P

     99.29         Appraisal for 2707 North Mead Street, Wichita       P

     99.30         Portfolio of Ninety Limited Service Hotels          P

     99.31         Portfolio of Ninety-Three Limited Service           P
                     Hotels

     99.32         Appraisal for Green Acres Mall and The Plaza        P
                     at Green Acres, Valley Stream

     99.33         Appraisal for 6875 State Street, Bettendorf         P

     99.34         Appraisal for 100 Widett Circle, Boston             P

     99.35         Appraisal for 280 West Highway 30, Burley           P

     99.36         Appraisal for 301 South Walnut, Burlington          P

     99.37         Appraisal for 755 East 1700 South Street,           P
                     Clearfield

     99.38         Appraisal for 720 West Juniper Street,              P
                     Connell

     99.39         Appraisal for 4475 East 50th Avenue, Denver         P

     99.40         Appraisal for 159 East Main Street,                 P
                     Gloucester

     99.41         Appraisal for 250 Mill Road, Fogelsville            P

     99.42         Appraisal for 3543 Maple Drive, Fort Dodge          P

     99.43         Appraisal for Westland Road, Hermiston              P

     99.44         Appraisal for 2233 (2251) Jesse Street,             P
                     Los Angeles

     99.45         Appraisal for 4916 South Lois Avenue, Tampa         P

     99.46         Appraisal for 9501 SE McLoughlin Boulevard,         P
                     Milwaukie

     99.47         Appraisal for 3245 Road "N", Moses Lake             P

     99.48         Appraisal for 231 Second Road North, Nampa          P

     99.49         Appraisal for 211 South Alexander Street,           P
                     Plant City

     99.50         Appraisal for 110th Street & Highway 54,            P
                     Plover

     99.51         Appraisal for Railroad Avenue, Gloucester           P

     99.52         Appraisal for 1010 Americold Drive, Rochelle        P

     99.53         Appraisal for 69 Rogers Street, Gloucester          P

     99.54         Appraisal for Rowe Square, Gloucester               P

     99.55         Appraisal for 4095 Portland Road, N.E., Salem       P

     99.56         Appraisal for 1845 Westgate Parkway, Atlanta        P

     99.57         Appraisal for 525 South Kilroy Road, Turlock        P

     99.58         Appraisal for 4-14th Avenue South, Walla            P
                     Walla

     99.59         Appraisal for Dodd Road, Wallula                    P

     99.60         Appraisal for 750 West Riverside Drive,             P
                     Watsonville

     99.61         Appraisal for 1440 Silverton Road, Woodburn         P

     99.62         Appraisal for Pier 39, San Francisco                P

     99.63         Appraisal for One Commerce Square,                  P
                     Philadelphia

     99.64         Economic Study and Appraisal Marriott's Desert      P
                     Springs Resort & Spa, Palm Desert

     99.65         Appraisal for The Showcase, Las Vegas               P

     99.66         Appraisal for 1919 South Eads Street Office         P
                     Building, Crystal City

     99.67         Appraisal for Arlington Plaza, Arlington            P

     99.68         Appraisal for Crystal Gateway North Office          P
                     Building, Crystal City


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